EXHIBIT 3.6

                            BUSINESS CORPORATIONS ACT
                                SECTION 27 OR 171
                                     FORM 4

                              ARTICLES OF AMENDMENT
                              ---------------------

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1    -   Name of Corporation                       2    -   Corporate Access No.

         GLOBESTUFF.COM INC.                                2010252589

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3    -   The Articles of the above-named Corporation are amended as follows:

         ARTICLE 1 - The name of the Corporation shall be changed to

         WORLDWIDE PROMOTIONAL PRODUCTS 2004 CORPORATION

         (under Section 173(1)(a) of the Business Corporations Act)








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Date                               Signature                         Title

______________________,2004        ________________________        Solicitor


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FOR DEPARTMENTAL USE ONLY                                     FILED